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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                June 11, 1998
             ------------------------------------------------------
                       (Date of earliest event reported)



                           Ugly Duckling Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                   000-20841                       86-0721358
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(State or other jurisdiction        (Commission                (I.R.S. Employer
     of incorporation)              File Number)         Identification Number)



Ugly Duckling Corporation
2525 East Camelback, Suite 1150
Phoenix, Arizona                                                          85016
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(Address of principal executive offices)                             (Zip Code)



                                  602-852-6600
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              (Registrant's telephone number, including area code)



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     Item 5. Other Events.

As part of an ongoing overall strategic evaluation begun late last year, in February 1998, the Company announced its intention to close its branch office network (the "Branch Offices") through which the Company purchased retail installment contracts, and exit this line of business. The closure was substantially complete as of March 31, 1998, although the Company is continuing to negotiate lease settlements and terminations with respect to its Branch Office network closure.

In April 1998, the Company announced the culmination of its strategic evaluation: the separation of its operations into two publicly-held companies. The Company's continuing operations will focus on the retail sale of used cars through its chain of dealerships, as well as the collection and servicing of the resulting loans. The Company will also retain its existing securitization program and residual interests in all securitization transactions previously effected by the Company and its rent-a-car franchise business (which is generally inactive). It is anticipated that a newly-formed company (Cygnet Financial Corporation) will operate all non-dealership operations (the "split-up businesses").

As a result of these two announcements, the historical consolidated financial statements of the Company have been retroactively restated to reflect the Company's discontinued operations, including the split-up businesses and the closure of the Company's Branch Office network, in accordance with the Accounting Principles Board Opinion No. 30 "Reporting the Results of Operations--Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions." Included within the Company's discontinued operations is a collateralized dealer financing program, pursuant to which the Company provides qualified independent used car dealers with warehouse purchase facilities and operating credit lines primarily secured by the dealers' retail installment contract portfolio. Discontinued operations also include the bulk purchase and/or servicing of contracts originated by other subprime lenders. These operations will be transferred to the newly-formed company. Further, discontinued operations include the Branch Office network which the Company closed in February 1998 and which will not be included in the anticipated split-up. There can be no assurance that a viable plan for the split-up can be effected; that all of the conditions to the split-up will be satisfied or that the split-up will be favorably concluded.

Attached hereto as Exhibit 99 is a copy of the Ugly Duckling Corporation and subsidiaries audited consolidated financial statements as of December 31, 1997 and 1996 and for each of the years in the three-year period ended December 31, 1997.



                                     * * *


This Form 8-K may include statements constituting forward-looking statements, usually containing the words "believe," "estimate," "project," "expect" or similar expressions. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Investors should also consider factors that would cause or contribute to such differences, which include, but are not limited to, factors detailed in this Form 8-K, in the sections entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Risk Factors," "Factors That May Affect Future Results and Financial Condition" and "Factors That Might Affect Future Stock Performance" and elsewhere in the Company's most recent reports on Form 10-K and Form 10-Q, including Exhibit 99 to such Form 10-Q, and in Ugly Duckling Corporation's other Securities and Exchange Commission filings.


     Item 7. Financial Statements, Pro Forma
             Financial Information and Exhibits.

     (a)     Financial Statements of Business Acquired
             Not applicable.

     (b)     Pro Forma Financial Information
             Not applicable.

     (c)     Exhibits

Exhibit Number           Description
--------------           -----------

     23                  Independent Auditors' Consent

     99 Ugly Duckling Corporation and subsidiaries audited consolidated financial statements as of December 31, 1997 and 1996 and for each of the years in the three-year period ended December 31, 1997.


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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   UGLY DUCKLING CORPORATION
                                   ------------------------
                                          (Registrant)


Date: June 15, 1998

                                   By: /s/ STEVEN P. JOHNSON
                                   -----------------------------
                                       Steven P. Johnson
                                       Senior Vice President and
                                       General Counsel
















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                                 EXHIBIT INDEX




Exhibit Number      Description
23                  Independent Auditors' Consent


99 Ugly Duckling Corporation and subsidiaries audited consolidated financial statements as of December 31, 1997 and 1996 and for each of the years in the three-year period ended December 31, 1997.



































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